First Horizon Corporation Delivers Strong Second Quarter 2025 Results
Net Income Available to Common Shareholders of $233 Million with an EPS of $0.45, a $0.04 Increase from Prior Quarter; $229 Million or $0.45 on an Adjusted Basis, up $0.03 from Prior Quarter*

MEMPHIS, TN (July 16, 2025) – First Horizon Corporation (NYSE: FHN or “First Horizon”) today reported second quarter net income available to common shareholders ("NIAC") of $233 million or earnings per share of $0.45, compared with first quarter 2025 NIAC of $213 million or earnings per share of $0.41. Second quarter 2025 results were increased by $3 million after-tax of notable items compared to a decrease of $4 million in first quarter 2025. Excluding notable items, adjusted second quarter 2025 NIAC was $229 million or $0.45 per share compared to $217 million or $0.42 per share in first quarter 2025.

"We are pleased with our strong performance this quarter, underscoring our unwavering commitment to safety and soundness, profitability and growth. Our results in the second quarter and first half of the year highlight the strengths of our business model and our geographic footprint," remarked President and CEO Bryan Jordan.

"Our dedication to our clients and our deep expertise across our business lines ensure that we consistently deliver long-term value and strong outcomes for our shareholders, clients, communities and associates, regardless of economic conditions," Jordan continued.

Notable Items

Notable Items
Quarterly, Unaudited ($ in millions, except per share data)	2Q25	1Q25	2Q24
Summary of Notable Items:
Deferred compensation adjustment	$4	$—	$—
FDIC special assessment (other noninterest expense)	1	(1)	(2)
Other notable expenses	—	(5)	(3)
Total notable items (pre-tax)	$4	$(6)	$(5)
Total notable items (after-tax)	$3	$(4)	$(11)
Numbers may not total due to rounding.

Second quarter notable items included $1 million of expense credit for the FDIC special assessment and a $4 million expense credit related to an accrual release in deferred compensation related to a business unit divested more than a decade ago.

*References to "adjusted" results exclude notable items and, along with return on tangible common equity, tangible book value per share, and certain other financial measures, are non-GAAP financial measures. All references to loans include leases. All references to earnings per share are based on diluted shares. Please see page 4 for information on our use of non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 20.

Second Quarter 2025 versus First Quarter 2025

Net interest income
Net interest income (FTE) increased $10 million to $645 million and net interest margin of 3.40% decreased 2 basis points. NII increase was driven by loan portfolio growth. NIM decrease was driven by higher deposit costs associated with increased brokered deposit balances.

Noninterest income
Noninterest income increased $7 million to $189 million. Adjusted noninterest income increased by $7 million from first quarter 2025 as deferred compensation income was $10 million higher. Fixed income declined $7 million from prior quarter as average daily revenue (ADR) decreased 6% to $550k and non-ADR revenues also decreased. Service charges and fees increased $3 million due to higher client transaction volume. Mortgage banking fees increased by $1 million as home purchase seasonality picked up slightly.

Noninterest expense
Noninterest expense of $491 million increased $3 million from the prior quarter. Second quarter notable items included $1 million of expense credit for the FDIC special assessment and a $4 million expense credit related to an accrual release in deferred compensation related to a business unit divested more than a decade ago. Adjusted noninterest expense of $495 million increased $14 million, including $9 million in higher deferred compensation. Personnel expense, excluding deferred compensation, declined by $3 million due to lower incentives expense, partially offset by higher salaries and benefits. Outside services increased by $7 million mostly due to seasonal advertising spend. Other noninterest expense decreased by $2 million from various smaller items.

Loans and leases
Average loan and lease balances of $62.6 billion represented a $906 million increase compared to the prior quarter, while period-end balances were $63.3 billion, increasing $1.0 billion from first quarter 2025. Loans to mortgage companies (LMC) had $689 million of period end growth from typical seasonal increases and market share gains, while other C&I balances increased by $316 million. Loan yields of 5.92% increased 3 basis points driven by the elevated LMC portfolio.

Deposits
Average deposits of $64.7 billion increased $0.2 billion from first quarter 2025. Period-end deposits of $65.6 billion increased $1.4 billion, driven by an increase of $1.6 billion in brokered deposits, which primarily funded increased LMC balances. Interest-bearing deposit cost of 2.76% increased 4 basis points from the prior quarter, with a spot rate of approximately 2.78% at the end of the quarter.

Asset quality
Provision expense of $30 million decreased $10 million from the previous quarter. Net charge-offs were $34 million or 22 basis points, up from $29 million or 19 basis points in prior quarter. Nonperforming loans of $593 million decreased $17 million, with an increase in C&I offset by reductions in commercial real estate. The ACL to loans ratio decreased from first quarter 2025 to 1.42%, mostly driven by a higher loans to mortgage companies balances, which is a portfolio with lower losses as well as positive net risk grade migration and lower NPLs in the quarter.

Capital
CET1 ratio of 11.0%, up 7 basis points from first quarter 2025, as the majority of excess capital was deployed into loan growth.

Income taxes
In second quarter 2025, the effective and adjusted effective tax rates were 20.8%. Both the effective tax rate and adjusted tax rate for first quarter 2025 were 22.0%.

SUMMARY RESULTS
Quarterly, Unaudited

				2Q25 Change vs.
($s in millions, except per share and balance sheet data)	2Q25	1Q25	2Q24	1Q25			2Q24
				$/bp		%	$/bp		%
Income Statement
Interest income - taxable equivalent[1]	$1,047	$1,017	$1,097	$30		3%	$(50)		(5)%
Interest expense- taxable equivalent[1]	403	383	464	20		5	(61)		(13)
Net interest income- taxable equivalent	645	634	633	10		2	12		2
Less: Taxable-equivalent adjustment	4	3	4	—		6	(1)		(15)
Net interest income	641	631	629	10		2	12		2
Noninterest income	189	181	186	7		4	3		1
Total revenue	830	812	815	17		2	15		2
Noninterest expense	491	488	500	3		1	(9)		(2)
Pre-provision net revenue[3]	339	325	315	14		4	24		8
Provision for credit losses	30	40	55	(10)		(25)	(25)		(45)
Income before income taxes	309	285	260	24		8	49		19
Provision for income taxes	64	63	56	2		3	8		15
Net income	244	222	204	22		10	41		20
Net income attributable to noncontrolling interest	4	4	5	—		—	(1)		(18)
Net income attributable to controlling interest	240	218	199	22		10	41		21
Preferred stock dividends	8	5	15	3		51	(7)		(49)
Net income available to common shareholders	$233	$213	$184	$20		9%	$49		27%

Adjusted net income[4]	$241	$227	$208	$14		6%	$33		16%
Adjusted net income available to common shareholders[4]	$229	$217	$195	$12		5%	$34		17%
Common stock information
EPS	$0.45	$0.41	$0.34	$0.04		10%	$0.11		32%
Adjusted EPS[4]	$0.45	$0.42	$0.36	$0.03		7%	$0.09		25%
Diluted shares[8]	514	523	547	(10)		(2)%	(33)		(6)%
Key performance metrics
Net interest margin[6]	3.40%	3.42%	3.38%	(2)	bp		2	bp
Efficiency ratio	59.20	60.06	61.44	(86)	bp		(224)	bp
Adjusted efficiency ratio[4]	59.47	59.09	60.47	38	bp		(100)	bp
Effective income tax rate	20.78	21.96	21.49	(118)	bp		(71)	bp
Return on average assets	1.20	1.11	1.00	9	bp		20	bp
Adjusted return on average assets[4]	1.18	1.14	1.02	4	bp		16	bp
Return on average common equity (“ROCE")	11.1	10.3	9.0	84	bp		216	bp
Return on average tangible common equity (“ROTCE”)[4]	13.8	12.8	11.3	104	bp		256	bp
Adjusted ROTCE[4]	13.6	13.1	12.0	57	bp		166	bp
Noninterest income as a % of total revenue	22.73	22.29	22.75	44	bp		(2)	bp
Adjusted noninterest income as a % of total revenue[4]	22.63%	22.20%	22.64%	43	bp		(1)	bp
Balance Sheet (billions)
Average loans	$62.6	$61.6	$62.0	$0.9		1%	$0.5		1%
Average deposits	64.7	64.5	65.0	0.2		—	(0.2)		—
Average assets	82.0	81.0	81.7	1.0		1	0.2		—
Average common equity	$8.4	$8.4	$8.2	$—		—%	$0.1		2%
Asset Quality Highlights
Allowance for credit losses to loans and leases[4]	1.42%	1.45%	1.41%	(3)	bp		1	bp
Nonperforming loan and leases ratio	0.94%	0.98%	0.91%	(4)	bp		3	bp
Net charge-off ratio	0.22%	0.19%	0.22%	3	bp		—	bp
Net charge-offs	$34	$29	$34	$5		16%	$—		—%
Capital Ratio Highlights (current quarter is an estimate)
Common Equity Tier 1	11.0%	10.9%	11.0%	7	bp		(5)	bp
Tier 1	12.0	11.9	12.1	6	bp		(4)	bp
Total Capital	14.0	14.1	14.0	(9)	bp		(7)	bp
Tier 1 leverage	10.6%	10.5%	10.6%	7	bp		(5)	bp
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other similar expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. While there is no assurance that any list of uncertainties and contingencies is complete, examples of factors which could cause actual results to differ from those contemplated by forward-looking statements or historical performance include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been furnished as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed after that Annual Report. Any forward-looking statements made by or on behalf of FHN speak only as of the date they are made, and FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Actual results could differ and expectations could change, possibly materially, because of one or more factors, including those factors listed in this document or the documents mentioned above, and other factors not listed.

Throughout this document, numbers may not total due to rounding, references to EPS are fully diluted, and capital ratios for the most recent quarter are estimates.

Use of non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this earnings release are fully taxable equivalent measures, pre-provision net revenue ("PPNR"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Presentation of regulatory measures, even those which are not GAAP, provides a meaningful base for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items, beginning on page 20.

Conference Call Information
Analysts, investors and interested parties may call toll-free starting at 8:15 a.m. CT on July 16, 2025, by dialing 1-833-470-1428 (if calling from the U.S.) or 404-975-4839 (if calling from outside the U.S) and entering access code 804399. The conference call will begin at 8:30 a.m. CT.

Participants can also opt to listen to the live audio webcast at https://ir.firsthorizon.com/events-and-presentations/default.aspx.

A replay of the call will be available beginning at noon CT on July 16 until midnight CT on July 30, 2025. To listen to the replay, dial 1-866-813-9403 (U.S. callers); the access code is 939343. A replay of the webcast will also be available on our website on July 16 and will be archived on the site for one year.

First Horizon Corp. (NYSE: FHN), with $82.1 billion in assets as of June 30, 2025, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states concentrated in the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

Contact: Investor Relations - Tyler Craft - Tyler.Craft@firsthorizon.com
Media Relations - Beth Ardoin - Beth.Ardoin@firsthorizon.com

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						2Q25 Change vs.
($s in millions, except per share data)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24
						$	%	$	%
Interest income - taxable equivalent[1]	$1,047	$1,017	$1,071	$1,123	$1,097	$30	3%	$(50)	(5)%
Interest expense- taxable equivalent[1]	403	383	438	491	464	20	5	(61)	(13)
Net interest income- taxable equivalent	645	634	634	631	633	10	2	12	2
Less: Taxable-equivalent adjustment	4	3	4	4	4	—	6	(1)	(15)
Net interest income	641	631	630	627	629	10	2	12	2
Noninterest income:
Fixed income	42	49	49	47	40	(7)	(15)	2	5
Mortgage banking	10	8	8	9	10	1	18	(1)	(6)
Brokerage, trust, and insurance	39	38	41	39	38	1	2	1	2
Service charges and fees	55	52	53	59	58	3	5	(3)	(6)
Card and digital banking fees	19	18	19	19	20	2	9	(1)	(4)
Deferred compensation income[9]	8	(3)	1	6	3	10	NM	5	NM
Securities gains/(losses)	—	—	(91)	1	1	—	(53)	(1)	(81)
Other noninterest income	16	18	20	20	16	(2)	(12)	—	2
Total noninterest income	189	181	99	200	186	7	4	3	1
Total revenue	830	812	729	828	815	17	2	15	2
Noninterest expense:
Personnel expense:
Salaries and benefits	206	201	199	199	198	5	3	9	4
Incentives and commissions	73	81	76	76	79	(8)	(10)	(6)	(8)
Deferred compensation expense[9]	3	(3)	1	6	3	6	NM	—	1
Total personnel expense	282	279	276	282	279	3	1	3	1
Occupancy and equipment[2]	79	78	76	73	72	1	1	8	11
Outside services	71	63	72	74	78	7	12	(7)	(10)
Amortization of intangible assets	10	10	11	11	11	—	—	(1)	(10)
Other noninterest expense	50	58	74	71	60	(8)	(14)	(10)	(17)
Total noninterest expense	491	488	508	511	500	3	1	(9)	(2)
Pre-provision net revenue[3]	339	325	220	316	315	14	4	24	8
Provision for credit losses	30	40	10	35	55	(10)	(25)	(25)	(45)
Income before income taxes	309	285	210	281	260	24	8	49	19
Provision for income taxes	64	63	41	58	56	2	3	8	15
Net income	244	222	170	223	204	22	10	41	20
Net income attributable to noncontrolling interest	4	4	4	5	5	—	—	(1)	(18)
Net income attributable to controlling interest	240	218	165	218	199	22	10	41	21
Preferred stock dividends	8	5	8	5	15	3	51	(7)	(49)
Net income available to common shareholders	$233	$213	$158	$213	$184	$20	9%	$49	27%
Common Share Data
EPS	$0.46	$0.41	$0.30	$0.40	$0.34	$0.05	12%	$0.12	35%
Basic shares	508	517	528	534	544	(9)	(2)	(36)	(7)
Diluted EPS	$0.45	$0.41	$0.29	$0.40	$0.34	$0.04	10	$0.11	32
Diluted shares[8]	514	523	534	538	547	(10)	(2)%	(33)	(6)%

Effective tax rate	20.8%	22.0%	19.3%	20.6%	21.5%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

ADJUSTED[4] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 8
Quarterly, Unaudited

						2Q25 Change vs.
($s in millions, except per share data)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24
						$	%	$	%
Net interest income (FTE)[1]	$645	$634	$634	$631	$633	$10	2%	$12	2%
Adjusted noninterest income:
Fixed income	42	49	49	47	40	(7)	(15)	2	5
Mortgage banking	10	8	8	9	10	1	18	(1)	(6)
Brokerage, trust, and insurance	39	38	41	39	38	1	2	1	2
Service charges and fees	55	52	53	59	58	3	5	(3)	(6)
Card and digital banking fees	19	18	19	19	20	2	9	(1)	(4)
Deferred compensation income[9]	8	(3)	1	6	3	10	NM	5	NM
Adjusted securities gains/(losses)	—	—	—	1	1	—	(53)%	(1)	(81)%
Adjusted other noninterest income	16	18	20	20	16	(2)	(12)	—	2
Adjusted total noninterest income	$189	$181	$190	$200	$186	$7	4%	$3	1%
Total revenue (FTE)[1]	$833	$816	$824	$832	$819	$17	2%	$14	2%

Adjusted noninterest expense:
Adjusted personnel expense:
Adjusted salaries and benefits	$206	$201	$199	$199	$198	$5	3%	$9	4%
Adjusted Incentives and commissions	73	81	73	76	78	(8)	(10)	(5)	(7)
Deferred compensation expense[9]	7	(3)	1	6	3	9	NM	4	120
Adjusted total personnel expense	285	279	274	281	279	7	2	7	2
Adjusted occupancy and equipment[2]	79	78	76	73	72	1	1	8	11
Adjusted outside services	71	63	71	73	75	7	12	(5)	(6)
Amortization of intangible assets	10	10	11	11	11	—	—	(1)	(10)
Adjusted other noninterest expense	50	52	74	59	58	(2)	(3)	(8)	(13)
Adjusted total noninterest expense	$495	$482	$506	$497	$495	$14	3%	$1	—%

Adjusted pre-provision net revenue[4]	$338	$334	$318	$335	$324	$4	1%	$14	4%

Provision for credit losses	$30	$40	$10	$35	$55	$(10)	(25)%	$(25)	(45)%

Adjusted net income available to common shareholders	$229	$217	$228	$224	$195	$12	5%	$34	17%

Adjusted Common Share Data
Adjusted diluted EPS	$0.45	$0.42	$0.43	$0.42	$0.36	$0.03	7%	$0.09	25%
Diluted shares[8]	514	523	534	538	547	(10)	(2)%	(33)	(6)%

Adjusted effective tax rate	20.8%	22.0%	21.0%	20.8%	21.5%
Adjusted ROTCE	13.6%	13.1%	13.3%	13.2%	12.0%
Adjusted efficiency ratio	59.5%	59.1%	61.4%	59.9%	60.5%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	2Q25	1Q25	4Q24	3Q24	2Q24
Summary of Notable Items:
Loss on AFS portfolio restructuring	$—	$—	$(91)	$—	$—
Deferred compensation adjustment	4	—	—	—	—
FDIC special assessment (other noninterest expense)	1	(1)	1	2	(2)
Other notable expenses *	—	(5)	(3)	(17)	(3)
Total notable items (pre-tax)	$4	$(6)	$(94)	$(14)	$(5)
Tax-related notable items	$—	$—	$—	$—	$—
Preferred Stock Dividend **	$—	$—	$—	$—	$(7)
Numbers may not total due to rounding.
* 4Q24, 3Q24, and 2Q24 include $3 million, $2 million, and $3 million of restructuring expenses; 1Q25 and 3Q24 include $5 million and $15 million of Visa derivative valuation expenses
** 2Q24 includes $7 million deemed dividends on the redemption of $100 million par value of Series D Preferred Stock.

IMPACT OF NOTABLE ITEMS:
Quarterly, Unaudited

($s in millions, except per share data)	2Q25	1Q25	4Q24	3Q24	2Q24
Impacts of Notable Items:
Noninterest income:
Securities (gains)/losses	$—	$—	$91	$—	$—
Total noninterest income	$—	$—	$91	$—	$—

Noninterest expense:
Personnel expenses:
Incentives and commissions	$—	$—	$(2)	$—	$(1)
Deferred compensation expense	4	—	$—	$—	—
Total personnel expenses	4	—	(2)	(1)	(1)
Outside services	—	—	(1)	(1)	(3)
Other noninterest expense	1	(6)	1	(13)	(2)
Total noninterest expense	$4	$(6)	$(2)	$(14)	$(5)
Income before income taxes	$(4)	$6	$94	$14	$5
Provision for income taxes	(1)	1	23	4	1
Preferred stock dividends *	—	—	—	—	(7)
Net income/(loss) available to common shareholders	$(3)	$4	$71	$11	$11
EPS impact of notable items	$—	$0.01	$0.13	$0.02	$0.02
Numbers may not total due to rounding.
*2Q24 includes $7 million deemed dividends on the redemption of $100 million par value of Series D Preferred Stock.

FINANCIAL RATIOS
Quarterly, Unaudited
						2Q25 Change vs.
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25			2Q24
FINANCIAL RATIOS						$/bp		%	$/bp		%
Net interest margin[6]	3.40%	3.42%	3.33%	3.31%	3.38%	(2)	bp		2	bp
Return on average assets	1.20%	1.11%	0.82%	1.08%	1.00%	9	bp		20	bp
Adjusted return on average assets[4]	1.18%	1.14%	1.17%	1.13%	1.02%	4	bp		16	bp
Return on average common equity (“ROCE”)	11.14%	10.30%	7.38%	10.10%	8.98%	84	bp		216	bp
Return on average tangible common equity (“ROTCE”)[4]	13.85%	12.81%	9.17%	12.60%	11.29%	104	bp		256	bp
Adjusted ROTCE[4]	13.65%	13.08%	13.27%	13.24%	11.99%	57	bp		166	bp
Noninterest income as a % of total revenue	22.73%	22.29%	23.20%	24.06%	22.75%	44	bp		(2)	bp
Adjusted noninterest income as a % of total revenue[4]	22.63%	22.20%	23.10%	23.95%	22.64%	43	bp		(1)	bp
Efficiency ratio	59.20%	60.06%	61.98%	61.89%	61.44%	(86)	bp		(224)	bp
Adjusted efficiency ratio[4]	59.47%	59.09%	61.43%	59.86%	60.47%	38	bp		(100)	bp
Allowance for credit losses to loans and leases[4]	1.42%	1.45%	1.43%	1.44%	1.41%	(3)	bp		1	bp

CAPITAL DATA
CET1 capital ratio*	11.0%	10.9%	11.2%	11.2%	11.0%	7	bp		(5)	bp
Tier 1 capital ratio*	12.0%	11.9%	12.2%	12.2%	12.1%	6	bp		(4)	bp
Total capital ratio*	14.0%	14.1%	14.2%	14.2%	14.0%	(9)	bp		(7)	bp
Tier 1 leverage ratio*	10.6%	10.5%	10.6%	10.6%	10.6%	7	bp		(5)	bp
Risk-weighted assets (“RWA”) (billions)*	$71.7	$70.8	$71.1	$71.5	$71.9	$0.9		1%	$(0.3)		—%
Total equity to total assets	11.28%	11.10%	11.09%	11.27%	10.89%	18	bp		39	bp
Tangible common equity/tangible assets (“TCE/TA”)[4]	8.58%	8.37%	8.37%	8.56%	8.14%	21	bp		44	bp
Period-end shares outstanding (millions)[8]	509	507	524	532	537	2		—%	(28)		(5)%
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15	$—		—%	$—		—%
Book value per common share	$16.78	$16.40	$16.00	$16.15	$15.34	$0.37		2%	$1.44		9%
Tangible book value per common share[4]	$13.57	$13.17	$12.85	$13.02	$12.22	$0.40		3%	$1.35		11%

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	96.47%	96.90%	95.40%	93.80%	96.89%	(43)	bp		(42)	bp
Loans-to-deposit ratio (average balances)	96.62%	95.57%	94.44%	94.19%	95.49%	105	bp		113	bp
Full-time equivalent associates	7,255	7,190	7,158	7,186	7,297	65		1%	(42)		(1)%
*Current quarter is an estimate.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						2Q25 Change vs.
(In millions)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24
Assets:						$	%	$	%

Loans and leases:
Commercial, financial, and industrial (C&I)	$34,359	$33,354	$33,428	$33,092	$33,452	$1,005	3%	$907	3%
Commercial real estate	13,936	14,139	14,421	14,705	14,669	(203)	(1)	(733)	(5)
Total Commercial	48,295	47,493	47,849	47,797	48,121	802	2	174	—
Consumer real estate	14,368	14,089	14,047	13,961	13,909	279	2	458	3
Credit card and other[5]	597	633	670	688	751	(36)	(6)	(153)	(20)
Total Consumer	14,965	14,722	14,716	14,648	14,660	243	2	305	2
Loans and leases, net of unearned income	63,260	62,215	62,565	62,445	62,781	1,045	2	479	1
Loans held for sale	402	510	551	494	471	(107)	(21)	(68)	(15)
Investment securities	9,362	9,333	9,166	9,530	9,221	29	—	141	2
Trading securities	1,430	1,376	1,387	1,549	1,249	54	4	181	14
Interest-bearing deposits with banks	911	1,164	1,538	1,286	1,452	(253)	(22)	(541)	(37)
Federal funds sold and securities purchased under agreements to resell	527	728	631	1,008	487	(201)	(28)	40	8
Total interest earning assets	75,893	75,326	75,838	76,311	75,662	567	1	231	—
Cash and due from banks	988	915	906	1,028	969	73	8	19	2
Goodwill and other intangible assets, net	1,633	1,643	1,653	1,663	1,674	(10)	(1)	(41)	(2)
Premises and equipment, net	561	569	574	572	584	(8)	(1)	(23)	(4)
Allowance for loan and lease losses	(814)	(822)	(815)	(823)	(821)	8	1	7	1
Other assets	3,823	3,861	3,996	3,883	4,162	(38)	(1)	(340)	(8)
Total assets	$82,084	$81,491	$82,152	$82,635	$82,230	$592	1%	$(147)	—%

Liabilities and Shareholders' Equity:
Deposits:
Savings	$25,939	$26,242	$26,695	$26,634	$25,437	$(303)	(1)%	$501	2%
Time deposits	7,270	5,918	6,613	8,326	7,163	1,352	23	107	1
Other interest-bearing deposits	16,477	16,213	16,252	15,403	15,845	264	2	631	4
Total interest-bearing deposits	49,685	48,373	49,560	50,363	48,446	1,312	3	1,239	3
Trading liabilities	469	670	550	767	423	(201)	(30)	47	11
Federal funds purchased and securities sold under agreements to repurchase	3,201	2,572	2,355	1,910	2,572	629	24	629	24
Short-term borrowings	260	1,223	1,045	675	1,943	(963)	(79)	(1,683)	(87)
Term borrowings	1,342	1,691	1,195	1,202	1,175	(349)	(21)	167	14
Total interest-bearing liabilities	54,957	54,529	54,705	54,918	54,559	428	1	398	1
Noninterest-bearing deposits	15,892	15,835	16,021	16,212	16,348	57	—	(457)	(3)
Other liabilities	1,978	2,084	2,315	2,189	2,368	(106)	(5)	(390)	(16)
Total liabilities	72,826	72,447	73,041	73,318	73,275	379	1	(449)	(1)
Shareholders' Equity:
Preferred stock	426	426	426	426	426	—	—	—	—
Common stock	318	317	328	333	336	1	—	(18)	(5)
Capital surplus	4,459	4,472	4,809	4,947	5,007	(14)	—	(548)	(11)
Retained earnings	4,671	4,516	4,382	4,304	4,172	154	3	498	12
Accumulated other comprehensive loss, net	(912)	(983)	(1,128)	(989)	(1,281)	72	7	369	29
Combined shareholders' equity	8,962	8,749	8,816	9,021	8,660	213	2	302	3
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,257	9,044	9,111	9,316	8,955	213	2	302	3
Total liabilities and shareholders' equity	$82,084	$81,491	$82,152	$82,635	$82,230	$592	1%	$(147)	—%
Memo:
Total deposits	$65,576	$64,208	$65,581	$66,575	$64,794	$1,369	2%	$783	1%
Loans to mortgage companies	$4,058	$3,369	$3,471	$3,244	$2,934	$689	20%	$1,124	38%
Unfunded Loan Commitments:
Commercial	$17,784	$17,974	$17,863	$18,180	$18,781	$(190)	(1)%	$(997)	(5)%
Consumer	$4,153	$4,190	$4,203	$4,281	$4,334	$(37)	(1)%	$(181)	(4)%
Numbers may not total due to rounding. See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						2Q25 Change vs.
(In millions)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24
Assets:						$	%	$	%
Loans and leases:
Commercial, financial, and industrial (C&I)	$33,634	$32,632	$33,107	$33,074	$32,909	$1,002	3%	$726	2%
Commercial real estate	14,070	14,318	14,601	14,684	14,576	(248)	(2)	(506)	(3)
Total Commercial	47,704	46,951	47,709	47,758	47,485	754	2	220	—
Consumer real estate	14,224	14,046	14,008	13,935	13,783	178	1	441	3
Credit card and other[5]	623	649	701	720	761	(26)	(4)	(138)	(18)
Total Consumer	14,847	14,694	14,709	14,654	14,544	153	1	303	2
Loans and leases, net of unearned income	62,551	61,645	62,418	62,413	62,029	906	1	523	1
Loans held-for-sale	501	519	482	491	462	(18)	(3)	40	9
Investment securities	9,330	9,209	9,295	9,400	9,261	121	1	70	1
Trading securities	1,609	1,442	1,515	1,469	1,367	167	12	242	18
Interest-bearing deposits with banks	1,259	1,265	1,438	1,741	1,449	(6)	—	(189)	(13)
Federal funds sold and securities purchased under agreements to resell	636	713	594	607	676	(77)	(11)	(40)	(6)
Total interest earning assets	75,887	74,793	75,742	76,121	75,243	1,095	1	645	1
Cash and due from banks	864	886	911	905	904	(22)	(2)	(40)	(4)
Goodwill and other intangible assets, net	1,638	1,648	1,658	1,669	1,680	(10)	(1)	(42)	(2)
Premises and equipment, net	565	570	571	578	585	(5)	(1)	(20)	(3)
Allowances for loan and lease losses	(828)	(827)	(821)	(827)	(810)	(1)	—	(18)	(2)
Other assets	3,831	3,896	3,889	3,921	4,120	(65)	(2)	(289)	(7)
Total assets	$81,958	$80,965	$81,950	$82,366	$81,721	$993	1%	$237	—%

Liabilities and shareholders' equity:
Deposits:
Savings	$25,899	$26,544	$26,836	$26,062	$25,462	$(646)	(2)%	$437	2%
Time deposits	6,630	6,329	7,407	8,167	6,683	301	5	(53)	(1)
Other interest-bearing deposits	16,362	16,096	15,726	15,923	16,484	266	2	(121)	(1)
Total interest-bearing deposits	48,891	48,970	49,969	50,153	48,629	(78)	—	263	1
Trading liabilities	613	692	578	576	605	(80)	(12)	7	1
Federal funds purchased and securities sold under agreements to repurchase	2,692	2,479	2,205	2,132	2,208	213	9	483	22
Short-term borrowings	1,208	681	441	884	1,267	527	77	(59)	(5)
Term borrowings	1,556	1,332	1,206	1,188	1,170	225	17	387	33
Total interest-bearing liabilities	54,960	54,154	54,398	54,931	53,879	806	1	1,081	2
Noninterest-bearing deposits	15,851	15,535	16,123	16,111	16,332	317	2	(481)	(3)
Other liabilities	2,050	2,165	2,213	2,196	2,561	(116)	(5)	(512)	(20)
Total liabilities	72,861	71,854	72,735	73,238	72,772	1,007	1	89	—
Shareholders' Equity:
Preferred stock	426	426	426	426	426	—	—	—	—
Common stock	318	323	330	334	340	(6)	(2)	(22)	(7)
Capital surplus	4,464	4,664	4,881	4,973	5,127	(201)	(4)	(664)	(13)
Retained earnings	4,562	4,468	4,382	4,254	4,122	94	2	440	11
Accumulated other comprehensive loss, net	(967)	(1,066)	(1,099)	(1,154)	(1,361)	99	9	394	29
Combined shareholders' equity	8,802	8,816	8,920	8,833	8,654	(14)	—	148	2
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,097	9,111	9,216	9,128	8,949	(14)	—	148	2
Total liabilities and shareholders' equity	$81,958	$80,965	$81,950	$82,366	$81,721	$993	1%	$237	—%
Memo:
Total deposits	$64,742	$64,504	$66,092	$66,263	$64,960	$238	—%	$(218)	—%
Loans to mortgage companies	$3,533	$2,819	$3,283	$2,875	$2,440	$714	25%	$1,093	45%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NET INTEREST INCOME AND AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited
											2Q25 Change vs.
	2Q25		1Q25		4Q24		3Q24		2Q24		1Q25			2Q24
(In millions, except rates)	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense			Income/Expense
											$/bp		%	$/bp		%
Interest earning assets/Interest income:
Loans and leases, net of unearned income:
Commercial	$738	6.21%	$715	6.18%	$771	6.43%	$813	6.78%	$800	6.78%	$24		3%	$(62)		(8)%
Consumer	186	4.99	182	4.96	183	4.97	186	5.05	179	4.91	4		2	7		4
Loans and leases, net of unearned income	924	5.92	897	5.89	954	6.09	999	6.37	978	6.34	26		3	(55)		(6)
Loans held-for-sale	8	6.76	9	7.09	9	7.38	10	7.77	9	7.50	(1)		(8)	—		(2)
Investment securities	71	3.06	69	3.02	62	2.69	61	2.58	60	2.58	2		3	12		20
Trading securities	23	5.72	20	5.57	22	5.74	22	6.05	22	6.30	3		15	1		7
Interest-bearing deposits with banks	14	4.45	14	4.44	17	4.77	24	5.40	20	5.46	—		1	(6)		(29)
Federal funds sold and securities purchased under agreements	7	4.24	7	4.24	7	4.46	8	5.23	9	5.31	(1)		(10)	(2)		(25)
Interest income	$1,047	5.53%	$1,017	5.50%	$1,071	5.63%	$1,123	5.88%	$1,097	5.86%	$30		3%	$(50)		(5)%

Interest bearing liabilities/Interest expense:
Interest-bearing deposits:
Savings	$177	2.73%	$175	2.67%	$210	3.11%	$225	3.43%	$208	3.29%	$2		1%	$(31)		(15)%
Time deposits	64	3.88	62	4.00	81	4.35	95	4.63	74	4.45	2		3	(10)		(13)
Other interest-bearing deposits	96	2.36	92	2.31	99	2.49	114	2.85	117	2.86	5		5	(21)		(18)
Total interest-bearing deposits	337	2.76	329	2.72	389	3.10	434	3.44	399	3.30	8		2	(62)		(16)
Trading liabilities	6	4.07	7	4.29	6	4.01	6	4.13	7	4.46	(1)		(15)	—		(7)
Federal funds purchased and securities sold under agreements to repurchase	24	3.61	21	3.47	21	3.72	23	4.20	24	4.36	3		14	—		1
Short-term borrowings	13	4.47	7	4.40	5	4.75	12	5.52	17	5.48	6		82	(4)		(22)
Term borrowings	22	5.60	18	5.41	17	5.52	17	5.64	17	5.64	4		21	5		32
Interest expense	403	2.94	383	2.87	438	3.20	491	3.56	464	3.46	20		5	(61)		(13)
Net interest income - tax equivalent basis	645	2.59	634	2.63	634	2.43	631	2.32	633	2.40	10		2	12		2
Fully taxable equivalent adjustment	(4)	0.81	(3)	0.79	(4)	0.90	(4)	0.99	(4)	0.98	—		(6)	1		15
Net interest income	$641	3.40%	$631	3.42%	$630	3.33%	$627	3.31%	$629	3.38%	$10		2%	$12		2%

Memo:
Total loan yield		5.92%		5.89%		6.09%		6.37%		6.34%	3	bp		(42)	bp
Total deposit cost		2.09%		2.07%		2.34%		2.61%		2.47%	2	bp		(38)	bp
Total funding cost		2.28%		2.23%		2.47%		2.75%		2.66%	5	bp		(38)	bp
Average loans and leases, net of unearned income	$62,551		$61,645		$62,418		$62,413		$62,029		$906		1%	$523		1%
Average deposits	64,742		64,504		66,092		66,263		64,960		238		—%	(218)		—%
Average funded liabilities	70,811		69,689		70,521		71,042		70,210		$1,123		2%	$601		1%
Net interest income and yields are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of					2Q25 change vs.
(In millions, except ratio data)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24
						$	%	$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$224	$195	$173	$190	$167	$30	15%	$57	34%
Commercial real estate	236	284	294	259	261	(48)	(17)	(25)	(10)
Consumer real estate	131	129	133	128	143	2	1	(13)	(9)
Credit card and other[5]	1	1	2	1	2	—	1	(1)	(34)
Total nonperforming loans and leases	$593	$609	$602	$578	$574	$(17)	(3)%	$19	3%

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.65%	0.58%	0.52%	0.57%	0.50%
Commercial real estate	1.70	2.01	2.04	1.76	1.78
Consumer real estate	0.91	0.92	0.95	0.92	1.03
Credit card and other[5]	0.21	0.19	0.23	0.20	0.25
Total nonperforming loans and leases to loans and leases	0.94%	0.98%	0.96%	0.92%	0.91%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					2Q25 change vs.
(In millions)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$1	$1	$1	$1	$—	$—	7%	$1	NM
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	6	7	19	13	3	(1)	(9)	3	90
Credit card and other[5]	1	—	1	3	2	1	NM	(1)	(42)
Total loans and leases 90 days or more past due and accruing	$8	$8	$21	$17	$6	$—	6%	$3	47%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NET CHARGE-OFFS (RECOVERIES)
Quarterly, Unaudited

	As of					2Q25 change vs.
(In millions, except ratio data)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24
Charge-off, Recoveries and Related Ratios						$	%	$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I)	$28	$34	$13	$12	$24	$(6)	(18)%	$4	15%
Commercial real estate	8	3	9	15	19	5	NM	(11)	(60)
Consumer real estate	2	—	1	1	1	1	NM	1	69
Credit card and other[5]	6	4	6	5	5	2	49	1	23
Total gross charge-offs	$43	$41	$29	$33	$49	$2	6%	$(6)	(12)%
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(6)	$(6)	$(12)	$(4)	$(11)	$—	(7)%	$5	46%
Commercial real estate	—	(3)	—	(1)	—	4	NM	—	NM
Consumer real estate	(2)	(1)	(2)	(3)	(2)	—	(31)	1	37
Credit card and other[5]	(2)	(1)	(1)	(1)	(1)	—	(26)	—	(29)
Total gross recoveries	$(9)	$(12)	$(15)	$(9)	$(15)	$2	21%	$6	40%
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I)	$22	$28	$1	$8	$13	$(6)	(23)%	$9	71%
Commercial real estate	8	(1)	9	14	19	9	NM	(11)	(59)
Consumer real estate	—	(1)	(2)	(2)	(1)	1	NM	2	NM
Credit card and other[5]	4	3	5	3	3	2	60	1	21
Total net charge-offs	$34	$29	$13	$24	$34	$5	16%	$—	—%

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I)	0.26%	0.35%	0.01%	0.10%	0.16%
Commercial real estate	0.22	(0.02)	0.25	0.39	0.53
Consumer real estate	—	(0.02)	(0.05)	(0.05)	(0.04)
Credit card and other[5]	2.64	1.60	2.78	1.92	1.79
Total loans and leases	0.22%	0.19%	0.08%	0.15%	0.22%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					2Q25 Change vs.
(In millions)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24
Summary of Changes in the Components of the Allowance For Credit Losses						$	%	$	%
Allowance for loan and lease losses - beginning	$822	$815	$823	$821	$787	$7	1%	$35	5%
Charge-offs:
Commercial, financial, and industrial (C&I)	(28)	(34)	(13)	(12)	(24)	6	18	(4)	(15)
Commercial real estate	(8)	(3)	(9)	(15)	(19)	(5)	NM	11	60
Consumer real estate	(2)	—	(1)	(1)	(1)	(1)	NM	(1)	(69)
Credit card and other[5]	(6)	(4)	(6)	(5)	(5)	(2)	(49)	(1)	(23)
Total charge-offs	(43)	(41)	(29)	(33)	(49)	(2)	(6)	6	12
Recoveries:
Commercial, financial, and industrial (C&I)	6	6	12	4	11	—	7	(5)	(46)
Commercial real estate	—	3	—	1	—	(4)	NM	—	NM
Consumer real estate	2	1	2	3	2	—	31	(1)	(37)
Credit card and other[5]	2	1	1	1	1	—	26	—	29
Total Recoveries	9	12	15	9	15	(2)	(21)	(6)	(40)
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I)	23	28	(5)	15	9	(5)	(17)	14	149
Commercial real estate	(5)	(2)	18	11	59	(2)	(98)	(64)	(108)
Consumer real estate	4	8	(10)	(3)	(1)	(4)	(51)	5	NM
Credit card and other[5]	3	2	4	2	—	1	53	3	NM
Total provision for loan and lease losses:	26	36	6	26	68	(10)	(28)	(42)	(62)
Allowance for loan and lease losses - ending	$814	$822	$815	$823	$821	$(8)	(1)%	$(7)	(1)%

Reserve for unfunded commitments - beginning	$83	$79	$75	$66	$79	$4	5%	$4	5%
Provision for unfunded commitments	4	4	4	9	(13)	—	—	17	131
Reserve for unfunded commitments - ending	$87	$83	$79	$75	$66	$4	5%	$21	32%
Total allowance for credit losses- ending	$901	$905	$894	$897	$887	$(4)	—%	$14	2%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

	As of
	2Q25	1Q25	4Q24	3Q24	2Q24

Allowance for loans and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	1.01%	1.04%	1.03%	1.06%	1.03%
Commercial real estate	1.53%	1.59%	1.57%	1.48%	1.51%
Consumer real estate	1.63%	1.63%	1.57%	1.65%	1.66%
Credit card and other[5]	3.50%	3.41%	3.28%	3.39%	3.26%
Total allowance for loans and lease losses to loans and leases	1.29%	1.32%	1.30%	1.32%	1.31%
Allowance for loans and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	155%	178%	199%	185%	205%
Commercial real estate	90%	79%	77%	84%	85%
Consumer real estate	179%	178%	167%	180%	161%
Credit card and other[5]	1,684%	1,752%	1,438%	1,672%	1,295%
Total allowance for loans and lease losses to nonperforming loans and leases	137%	135%	136%	142%	143%

Allowance for credit losses ratios
Total allowance for credit losses to loans and leases[4]	1.42%	1.45%	1.43%	1.44%	1.41%
Total allowance for credit losses to nonperforming loans and leases[4]	152%	148%	149%	155%	155%
See footnote disclosures on page 19 and glossary of terms on page 25.

COMMERCIAL, CONSUMER, AND WEALTH
Quarterly, Unaudited

						2Q25 Change vs.
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25			2Q24
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$634	$624	$635	$634	$637	$10		2%	$(3)		(1)%
Noninterest income	113	110	116	119	115	3		3	(2)		(2)
Total revenue	747	734	751	754	752	13		2	(5)		(1)
Noninterest expense	354	344	361	352	357	11		3	(3)		(1)
Pre-provision net revenue[3]	393	390	390	402	395	3		1	(3)		(1)
Provision for credit losses	13	38	15	42	56	(25)		(66)	(43)		(77)
Income before income tax expense	380	352	375	359	339	28		8	41		12
Income tax expense	90	84	89	85	79	7		8	11		13
Net income	$289	$268	$286	$274	$259	$21		8%	$30		12%

Average Balances (billions)
Total loans and leases	$56.3	$56.2	$56.5	$56.9	$56.9	$0.1		—%	$(0.6)		(1)%
Interest-earning assets	56.3	56.2	56.5	56.9	56.9	0.1		—	(0.6)		(1)
Total assets	58.7	58.7	59.1	59.5	59.7	—		—	(0.9)		(2)
Total deposits	58.9	59.1	59.9	59.7	59.5	(0.3)		—	(0.7)		(1)

Key Metrics
Net interest margin[6]	4.53%	4.52%	4.49%	4.46%	4.53%	1	bp		—	bp
Efficiency ratio	47.43%	46.85%	48.13%	46.67%	47.46%	58	bp		(3)	bp
Loans-to-deposits ratio (period-end balances)	95.24%	94.28%	94.14%	94.41%	96.62%	96	bp		(138)	bp
Loans-to-deposits ratio (average-end balances)	95.59%	94.99%	94.30%	95.26%	95.54%	60	bp		5	bp
Return on average assets (annualized)	1.98%	1.85%	1.92%	1.83%	1.75%	13	bp		23	bp
Return on allocated equity[7]	23.03%	21.50%	22.39%	21.60%	20.81%	153	bp		222	bp
Financial center locations	414	414	416	416	418	—			(4)
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19 and glossary of terms on page 25.

Commercial, Consumer, and Wealth segment: Offers financial products and services, including traditional lending and deposit taking, to commercial and consumer clients primarily in the southern U.S. and other selected markets. Commercial, Consumer & Wealth also consists of lines of business that deliver product offerings and services with niche industry knowledge including asset-based lending, commercial real estate, equipment finance/leasing, energy, international banking, healthcare, and transportation and logistics. Additionally, Commercial, Consumer & Wealth provides investment, wealth management, financial planning, trust and asset management services for consumer clients as well as delivering treasury management solutions, loan syndications, and corporate banking services.

WHOLESALE
Quarterly, Unaudited

						2Q25 Change vs.
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25			2Q24
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$57	$50	$54	$52	$46	$8		15%	$11		23%
Noninterest income	53	59	58	57	53	(6)		(10)	—		—
Total revenue	111	109	112	108	100	2		1	11		11
Noninterest expense	76	76	76	75	73	—		—	3		4
Pre-provision net revenue[3]	35	33	36	33	27	2		6	8		29
Provision for credit losses	6	3	1	(7)	1	2		73	4		NM
Income before income tax expense	29	30	35	40	26	(1)		(2)	3		13
Income tax expense	7	7	8	10	6	—		(2)	1		12
Net income	$22	$23	$27	$30	$20	$—		(2)%	$3		14%

Average Balances (billions)
Total loans and leases	$5.8	$5.0	$5.5	$5.1	$4.7	$0.8		16%	$1.1		24%
Interest-earning assets	8.6	7.8	8.2	7.7	7.3	0.8		11	1.3		18
Total assets	9.3	8.5	8.9	8.4	8.0	0.8		10	1.3		16
Total deposits	2.1	2.0	2.0	1.9	1.8	0.1		3	0.2		14

Key Metrics
Fixed income product average daily revenue (thousands)	$550	$586	$659	$593	$488	$(35)		(6)%	$62		13%
Net interest margin[6]	2.67%	2.59%	2.64%	2.67%	2.57%	8	bp		10	bp
Efficiency ratio	68.29%	69.58%	67.66%	69.62%	72.79%	(129)	bp		(450)	bp
Loans-to-deposits ratio (period-end balances)	312%	288%	305%	281%	279%	2,423	bp		3,328	bp
Loans-to-deposits ratio (average-end balances)	282%	252%	278%	273%	260%	3,015	bp		2,269	bp
Return on average assets (annualized)	0.96%	1.08%	1.19%	1.43%	0.99%	(12)	bp		(3)	bp
Return on allocated equity[7]	15.96%	16.56%	19.00%	21.36%	14.35%	(60)	bp		161	bp
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19 and glossary of terms on page 25.

Wholesale segment: Consists of lines of business that deliver product offerings and services with differentiated industry knowledge. Wholesale’s lines of business include mortgage warehouse lending, franchise finance, correspondent banking, and mortgage. Additionally, Wholesale has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

CORPORATE
Quarterly, Unaudited

						2Q25 Change vs.
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24
						$	%	$	%
Income Statement (millions)
Net interest income/(expense)	$(50)	$(42)	$(59)	$(59)	$(55)	$(8)	(18)%	$5	9%
Noninterest income	22	12	(75)	25	17	10	84	4	26
Total revenues	(28)	(30)	(134)	(34)	(37)	2	8	9	25
Noninterest expense	61	68	71	84	70	(7)	(10)	(9)	(13)
Pre-provision net revenue[3]	(89)	(98)	(205)	(118)	(108)	9	9	18	17
Provision for credit losses	11	(1)	(6)	—	(3)	12	NM	14	NM
Income before income tax expense	(100)	(97)	(199)	(118)	(105)	(3)	(3)	5	4
Income tax expense (benefit)	(33)	(28)	(57)	(37)	(30)	(5)	(17)	(3)	(10)
Net income/(loss)	$(67)	$(69)	$(143)	$(81)	$(75)	$2	2%	$8	10%

Average Balance Sheet (billions)
Interest bearing assets	$11.0	$10.8	$11.1	$11.5	$11.1	$0.2	1%	$(0.1)	(1)%
Total assets	13.9	13.8	14.0	14.4	14.0	0.2	1	(0.1)	(1)
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, marketing, properties, technology, credit risk and bank operations are allocated to the activities of Commercial, Consumer & Wealth, Wholesale and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of balance sheet funding, liquidity, and capital management and allocation. The Corporate segment also includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.

FOOTNOTES
1 Taxable equivalent interest income and interest expense are non-GAAP measures and are reconciled to net interest income (GAAP) in the table.
2 Occupancy and Equipment expense includes Computer Software Expense.
3 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 20.
5 Credit card and other includes $161 million of commercial credit card balances at June 30, 2025.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent and, where applicable, state taxes.
7 Segment equity is allocated based on an internal allocation methodology.
8 Share count for all periods shown was impacted by share repurchases.
9 Balance fluctuates based on market conditions. 1Q25 decrease driven by equity market valuations.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)	2Q25	1Q25	4Q24	3Q24	2Q24

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$9,257	$9,044	$9,111	$9,316	$8,955
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	426	426	426	426	426
(B) Total common equity	$8,536	$8,322	$8,389	$8,595	$8,234
Less: Intangible assets (GAAP) (b)	1,633	1,643	1,653	1,663	1,674
(C) Tangible common equity (Non-GAAP)	$6,903	$6,680	$6,737	$6,931	$6,560

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$82,084	$81,491	$82,152	$82,635	$82,230
Less: Intangible assets (GAAP) (b)	1,633	1,643	1,653	1,663	1,674
(E) Tangible assets (Non-GAAP)	$80,451	$79,849	$80,499	$80,971	$80,556

Period-end Shares Outstanding
(F) Period-end shares outstanding	509	507	524	532	537

Ratios
(A)/(D) Total equity to total assets (GAAP)	11.28%	11.10%	11.09%	11.27%	10.89%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.58%	8.37%	8.37%	8.56%	8.14%
(B)/(F) Book value per common share (GAAP)	$16.78	$16.40	$16.00	$16.15	$15.34
(C)/(F) Tangible book value per common share (Non-GAAP)	$13.57	$13.17	$12.85	$13.02	$12.22
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)		2Q25	1Q25	4Q24	3Q24	2Q24

Adjusted Diluted EPS
Net income available to common shareholders ("NIAC") (GAAP)	a	$233	$213	$158	$213	$184
Plus Total notable items (after-tax) (Non-GAAP) (a)		$(3)	$4	$71	$11	$11
Adjusted net income available to common shareholders (Non-GAAP)	b	$229	$217	$228	$224	$195

Diluted Shares (GAAP)[8]	c	514	523	534	538	547

Diluted EPS (GAAP)	a/c	$0.45	$0.41	$0.29	$0.40	$0.34
Adjusted diluted EPS (Non-GAAP)	b/c	$0.45	$0.42	$0.43	$0.42	$0.36

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$244	$222	$170	$223	$204
Plus Relevant notable items (after-tax) (Non-GAAP) (a)		$(3)	$4	$71	$11	$4
Adjusted NI (Non-GAAP)		$241	$227	$240	$234	$208

NI (annualized) (GAAP)	d	$980	$901	$675	$889	$820
Adjusted NI (annualized) (Non-GAAP)	e	$967	$919	$956	$932	$836

Average assets (GAAP)	f	$81,958	$80,965	$81,950	$82,366	$81,721

ROA (GAAP)	d/f	1.20%	1.11%	0.82%	1.08%	1.00%
Adjusted ROA (Non-GAAP)	e/f	1.18%	1.14%	1.17%	1.13%	1.02%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
Net income available to common shareholders ("NIAC") (annualized) (GAAP)	g	$933	$864	$627	$849	$739
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$919	$882	$907	$892	$785

Average Common Equity (GAAP)	i	$8,376	$8,389	$8,494	$8,407	$8,228
Intangible Assets (GAAP) (b)		1,638	1,648	1,658	1,669	1,680
Average Tangible Common Equity (Non-GAAP)	j	$6,738	$6,742	$6,836	$6,738	$6,548

ROCE (GAAP)	g/i	11.14%	10.30%	7.38%	10.10%	8.98%
ROTCE (Non-GAAP)	g/j	13.85%	12.81%	9.17%	12.60%	11.29%
Adjusted ROTCE (Non-GAAP)	h/j	13.65%	13.08%	13.27%	13.24%	11.99%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions)		2Q25	1Q25	4Q24	3Q24	2Q24

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	k	$189	$181	$99	$200	$186
Plus notable items (pretax) (GAAP) (a)		—	—	91	—	—
Adjusted noninterest income (Non-GAAP)	l	$189	$181	$190	$200	$186

Revenue (GAAP)	m	$830	$812	$729	$828	$815
Taxable-equivalent adjustment		4	3	4	4	4
Revenue- Taxable-equivalent (Non-GAAP)		833	816	732	832	819
Plus notable items (pretax) (GAAP) (a)		—	—	91	—	—
Adjusted revenue (Non-GAAP)	n	$833	$816	$824	$832	$819

Securities gains/(losses) (GAAP)	o	$—	$—	$(91)	$1	$1

Noninterest income as a % of total revenue (GAAP)	(k-o)/ (m-o)	22.73%	22.29%	23.20%	24.06%	22.75%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	22.63%	22.20%	23.10%	23.95%	22.64%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	p	$491	$488	$508	$511	$500
Plus notable items (pretax) (GAAP) (a)		$4	$(6)	$(2)	$(14)	$(5)
Adjusted noninterest expense (Non-GAAP)	q	$495	$482	$506	$497	$495

Revenue (GAAP)	r	$830	$812	$729	$828	$815
Taxable-equivalent adjustment		4	3	4	4	4
Revenue- Taxable-equivalent (Non-GAAP)		833	816	732	832	819
Plus notable items (pretax) (GAAP) (a)		—	—	91	—	—
Adjusted revenue (Non-GAAP)	s	$833	$816	$824	$832	$819

Securities gains/(losses) (GAAP)	t	$—	$—	$(91)	$1	$1

Efficiency ratio (GAAP)	p/ (r-t)	59.20%	60.06%	61.98%	61.89%	61.44%
Adjusted efficiency ratio (Non-GAAP)	q/s	59.47%	59.09%	61.43%	59.86%	60.47%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	Period-end				Average
	2Q25	1Q25	2Q25 vs. 1Q25		2Q25	1Q25	2Q25 vs. 1Q25
Loans excluding LMC
Total Loans (GAAP)	$63,260	$62,215	$1,045	2%	$62,551	$61,645	$906	1%
LMC (GAAP)	4,058	3,369	689	20%	3,533	2,819	714	25%
Total Loans excl. LMC (Non-GAAP)	59,201	58,846	356	1%	59,019	58,826	193	—%
Total Consumer (GAAP)	14,965	14,722	243	2%	14,847	14,694	153	1%
Total Commercial excl. LMC (Non-GAAP)	44,237	44,124	113	—%	44,172	44,132	40	—%
Total CRE (GAAP)	13,936	14,139	(203)	(1)%	14,070	14,318	(248)	(2)%
Total C&I excl. LMC (Non-GAAP)	$30,301	$29,985	$316	1%	$30,102	$29,814	288	1%
Numbers may not total due to rounding.

		2Q25	1Q25	4Q24	3Q24	2Q24
Allowance for credit losses to loans and leases and Allowance for credit losses to nonperforming loans and leases
Allowance for loan and lease losses (GAAP)	A	$814	$822	$815	$823	$821
Reserve for unfunded commitments (GAAP)		87	83	79	75	66
Allowance for credit losses (Non-GAAP)	B	$901	$905	$894	$897	$887

Loans and leases (GAAP)	C	$63,260	$62,215	$62,565	$62,445	$62,781
Nonaccrual loans and leases (GAAP)	D	$593	$609	$602	$578	$574

Allowance for loans and lease losses to loans and leases (GAAP)	A/C	1.29%	1.32%	1.30%	1.32%	1.31%
Allowance for credit losses to loans and leases (Non-GAAP)	B/C	1.42%	1.45%	1.43%	1.44%	1.41%

Allowance for loans and lease losses to nonperforming loans and leases (GAAP)	A/D	137%	135%	136%	142%	143%
Allowance for credit losses to nonperforming loans and leases (Non-GAAP)	B/D	152%	148%	149%	155%	155%
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	2Q25	1Q25	4Q24	3Q24	2Q24
Adjusted Pre-provision Net Revenue (PPNR)
Pre-tax income (GAAP)	$309	$285	$210	$281	$260
Plus notable items (pretax) (GAAP) (a)	(4)	6	94	14	5
Adjusted Pre-tax income (non-GAAP)	$304	$290	$304	$296	$265
Plus provision expense (GAAP)	30	40	10	35	55
Adjusted Pre-provision net revenue (PPNR) (non-GAAP)	$334	$330	$314	$331	$320
Taxable-equivalent adjustment	4	3	4	4	4
Pre-provision net revenue-Taxable-equivalent (Non-GAAP)	$338	$334	$318	$335	$324
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
Numbers may not total due to rounding.

	2Q25	1Q25	4Q24	3Q24	2Q24
Adjusted personnel expense excluding deferred compensation expense
Personnel expense (GAAP)	$282	$279	$276	$282	$279
Plus notable items (pretax) (GAAP) (a)	4	—	(2)	(1)	(1)
Adjusted personnel expense (non-GAAP)	$285	$279	$274	$281	$279
Less adjusted deferred compensation expense (GAAP)	7	(3)	1	6	3
Adjusted personnel expense excluding deferred compensation expense (non-GAAP)	$279	$282	$272	$275	$276
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
Numbers may not total due to rounding.

GLOSSARY OF TERMS
Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios
Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income excluding securities gains/(losses) to total revenue - taxable equivalent excluding securities gains/(losses).

Efficiency Ratio: Ratio is noninterest expense to total revenue - taxable equivalent excluding securities gains/(losses).

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios
Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Operating Segments
Commercial, Consumer, and Wealth segment: Offers financial products and services, including traditional lending and deposit taking, to commercial and consumer clients primarily in the southern U.S. and other selected markets. Commercial, Consumer & Wealth also consists of lines of business that deliver product offerings and services with niche industry knowledge including asset-based lending, commercial real estate, equipment finance/leasing, energy, international banking, healthcare, and transportation and logistics. Additionally, Commercial, Consumer & Wealth provides investment, wealth management, financial planning, trust and asset management services for consumer clients as well as delivering treasury management solutions, loan syndications, and corporate banking services.

Wholesale segment: Consists of lines of business that deliver product offerings and services with differentiated industry knowledge. Wholesale’s lines of business include mortgage warehouse lending, franchise finance, correspondent banking, and mortgage. Additionally, Wholesale has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, marketing, properties, technology, credit risk and bank operations are allocated to the activities of Commercial, Consumer & Wealth, Wholesale and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of balance sheet funding, liquidity, and capital management and allocation. The Corporate segment also includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.